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                                                                   EXHIBIT 23.3


     I hereby consent to the use of my name as a director to be elected upon consumation of the initial public offering in the Styling Technology Corporation's Registration Statement on Form S-1.


/s/ Sylvan Schefler
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    Sylvan Schefler